Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)
Distribution Date:       10/21/96

Investor Certificateholder Floating Allocation Percentage
                                                    97.50%
Investor Certificateholder Fixed Allocation Percentage
                                                    97.50%
Aggregate Amount of  Collections            25,796,624.09
     Aggregate Amount of  Interest Collections 8,644,355.02
     Aggregate Amount of  Principal Collections   17,152,269.07
Class A Interest Collections       8,428,289.37
Class A Principal Collections       15,265,228.88
Seller Interest Collections      216,065.65
Seller Principal Collections       1,887,040.19
Weighted Average Loan Rate                 13.54%
Net Loan Rate         12.54%
Weighted Average Maximum Loan Rate      18.58%
Class A-1 Certificate Rate    5.6805%
Maximum Investor Certificate Rate    12.5400%
Class A-1 Certificate Interest Distributed  3,986,545.49
Class A-1 Investor Certificate Interest Shortfall before Draw
0.00
Unpaid Class A-1 Certificate Interest Shortfall Received 0.00 Unpaid Class A-1 Certificate Interest Shortfall Remaining 0.00 Unpaid Class A-1 Carryover Interest Amount 0.00
Maximum Principal Dist. Amount (MPDA)   16,723,462.34
Alternative Principal Dist. Amount (APDA)   15,265,228.88
Rapid Amortization Period? (Y=1, N=0)        0.00
Scheduled Principal  Distribution Amount (SPDA)  15,265,228.88
Principal  allocable to Class A-1     0.00
SPDA deposited to Funding Account           15,265,228.88
Subsequent Funding Mortgage Loans Purchased in Period 0.00 Cumulative Subsequent Funding Mortgage Loans Purchased 0.00 Accelerated Principal Distribution Amount 0.00
APDA allocable to Class A-1    0.00
Reimbursement to Credit Enhancer      0.00
Spread Trigger hit?      No
Reduction in Certificate Principal Balance due to Current Class A-1 Liquidation Loss Amount 37,801.59
Cumulative Investor Liquidation Loss Amount    37,801.59
Total Principal allocable to A-1         37,801.59
Beginning Class A-1 Certificate Principal Balance  814,991,839.27
Ending Class A-1 Certificate Principal Balance    814,954,037.68
Pool Factor (PF)         0.9947222

Servicer Certificate (Page 2 of  3)
Distribution Date:     10/21/96

Retransfer Deposit Amount (non 2.07 transfers)       0.00
Servicing Fees Distributed        632,810.29
Beg. Accrued and Unpaid Inv. Servicing Fees       0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd       0.00
End. Accrued and Unpaid Inv. Servicing Fees        0.00
Number of Mortgage Loans Retransferred pursuant to 2.07    0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                                   0
Mortgage Loans Retransferred pursuant to 2.07 ($)      0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($) 0.00
Aggregate Investor Liquidation Loss Amount       37,801.59
Investor Loss Reduction Amount              0.00
Beginning Pool Balance      780,372,705.01
Ending Pool Balance         765,067,539.43
Beginning Invested Amount     819,193,266.27
Ending Invested Amount         819,155,464.68
Beginning Seller Principal Balance               21,000,355.55
Ending Seller Principal Balance      20,998,220.44
Additional Balances               1,887,040.19
Beginning Funding Account Balance   59,820,916.81
Ending Funding Account Balance      75,086,145.69
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Certs.)       8.94%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                              8.94%
Principal Balance of Subsequent Funding Loans Purchased in Period
            $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.
                                             $0.00
Excess Funding Amount
Beginning Spread Account Balance             2,100,714.00
Ending Spread Account Balance                 2,100,714.00
Beginning Seller Interest                             2.69%
Ending Seller's Interest                               2.74%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                              1,379
     Trust Balance                         51,505,525.33
   60 - 89 days (Del Stat 2)
     No. of Accounts                                   235
     Trust Balance                            7,993,235.78
   90+ (Del Stat 3+)
     No. of Accounts                            258
     Trust Balance                              9,211,211.10
   REO
     No. of Accounts    1
     Trust Balance     25,483.95
Rapid Amortization Event ?            No
   Failure to make payment within 5 Business Days of Required
Date ?                                         No
   Failure to perform covenant relating to Trust's Security
Interest ?                                       No
   Failure to perform other covenants as described in the
Agreement ?                                        No
   Breach of Representation or Warranty ?     No
   Bankruptcy, Insolvency or Receivership relating to Seller?  No
   Subject to Investment Company Act of 1940 Regulation ?      No
   Servicing Termination ?    No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
     Cut-off Balance and Pre-Funded Amount       No

Servicer Certificate (Page 3 of  3)
Distribution Date:       10/21/96

Event of Default ?      No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                                 No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                           No
   Failure by Servicer to perform other covenants as described in
the Agreement?                             No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                      No
   Trigger Event ?    No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                                           N/A
Premium Distributed to Credit Enhancer                 0.00
Amount Distributed to Seller       2,103,105.84
Master Servicer Credit Facility Amount          0.00
Guaranteed Principal Distribution Amount          0.00
Credit Enhancement Draw Amount            0.00
Spread Account Draw Amount          0.00
Capitalized Interest Account Draw           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))  0.00
Amount paid to Trustee          0.00
Cumulative Draw under Policy        0.00
Net Yield            5.52%
Total  Available Funds
     Aggregate Amount of Collections   25,796,624.09
     Deposit for principal not used to purchase subsequent loans
                                                  0.00
     Interest Earnings on the Pre-Funding Account     0.00
     Deposit from Capitalized Interest Account     0.00
     Total                                  25,796,624.09
Application of Available Funds
     Servicing Fee            632,810.29
     Prinicpal and Interest to Class A-1    4,024,347.08
     Seller's portion of Principal and Interest 2,103,105.84 Funds deposited into Funding Account (Net) 15,265,228.88
     Funds deposited into Spread  Account    0.00
     Excess funds released to Seller  3,771,132.00
     Total            25,796,624.09


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:                        10/21/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                                                  97.5005%
Class A Certificateholder Fixed Allocation Percentage
                                                  97.5000%
Beginning Class A-1 Certificate Balance    814,991,839.27
Class A-1 Certificate Rate                       5.680470%
Class A-1 Certificate Interest Distributed      4.865925
Class A-1 Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                        0.000000
Rapid Amortization Event ?     No
Class A-1 Certificate Principal Distributed    0.046140
   Maximum Principal Distribution Amount     20.412439
   Scheduled Principal  Distribution Amount (SPDA)   18.632539
   Accelerated Principal Distribution Amount    0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                              0.046140
Total Amount Distributed to Certificateholders   4.865925
Principal Collections deposited into Funding Account
                                   15,265,228.88
Ending Funding Account Balance     75,086,145.69
Ending Class A-1 Certificate Balance     814,954,037.68
Class A-1 Factor                     0.9947222
Pool Factor (PF)       0.9947222
Unreimbursed Liquidation Loss Amount          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount $0 Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                        $0
Class A Servicing Fee        632,810.29
Beginning Invested Amount                  819,193,266.27
Ending Invested Amount                      819,155,464.68
Beginning Pool Balance                      780,372,705.01
Ending Pool Balance         765,067,539.43
Spread Account Draw Amount                           0.00
Credit Enhancement Draw Amount                      0.00

Statement to Certificateholders (Page 2 of 2)
Distribution Date:                                10/21/96

DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                   1,379
     Trust Balance                            51,505,525.33
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        235
     Trust Balance                            7,993,235.78
   90+ (Del Stat 3+)
     No. of Accounts                                      258
     Trust Balance                            9,211,211.10
   REO
     No. of Accounts                                     1
     Trust Balance                                25,483.95
Aggregate Liquidation Loss Amount for Liquidated Loans 28,317.66 Class A-1 Certificate Rate for Next Distribution Date
                                   To be updated
Amount of any Draws on the Policy                    0.00
Subsequent Mortgage Loans
     No. of Accounts                                  0.00
     Trust Balance                                      0.00
     Cumulative No. of Accounts                        0.00
     Cumulative Trust Balance                         0.00
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07   0
    Cumulative Number of Mortgage Loans Retransferred pursuant to
     2.07                                                     0
    Mortgage Loans Retransferred pursuant to 2.07 ($)   0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00